UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2006

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                                MMC ENERGY, INC.
                        (f/k/a High Tide Ventures, Inc.)
             (Exact name of registrant as specified in its charter)

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           Nevada                     333-121542                 98-0493819
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                   Identification Number)

                  26 Broadway, Suite 907
                    New York, New York                            10004
         (Address of principal executive offices)               (Zip Code)

                                 (212) 977-0900
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant's Certifying Accountants.

      On May 15, 2006, MMC Energy, Inc. (the "Registrant") announced that it consummated a merger of its wholly-owned subsidiary, MMC Energy Acquisition Corp., with and into MMC Energy North America, LLC (the "Merger"). The Merger was announced on the Registrant's Current Report on Form 8-K, filed with the SEC on May 15, 2006. Prior to the Merger, the independent registered public accounting firm for the Registrant was Morgan & Company, Chartered Accountants ("Morgan & Company"), and the independent registered public accounting firm for MMC Energy North America was Russell Bedford Stefanou Mirchandani LLP ("Russell Bedford"). Because the above-described transactions were treated as a reverse acquisition for accounting purposes, future historical financial reports filed by the Registrant will be those of MMC Energy North America, the accounting acquirer. Accordingly, the Registrant's board of directors determined to change its independent registered public accounting firm from Morgan & Company to Russell Bedford. Morgan & Company was dismissed as the independent registered public accounting firm of the Registrant on the closing date of the Merger, and Russell Bedford was engaged as the independent registered public accounting firm of the Registrant on the same date. As a result of being the auditors of MMC Energy North America, Russell Bedford consulted with MMC Energy North America regarding the above-described transactions.

      During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither the Registrant nor anyone on the Registrant's behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

      The reports of Morgan & Company on the Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Registrant's ability to continue as a "going concern."

      In connection with the audit of the Registrant's financial statements for the past two fiscal years, and through the date of the dismissal, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Morgan & Company, would have caused Morgan & Company to make reference to the matter in its reports.

      Prior to the filing of this Current Report on Form 8-K, we provided Morgan & Company with a copy of the Current Report and requested that they furnish us a letter, addressed to the Securities and Exchange Commission stating whether they agree with the information disclosed in the Current Report. Such letter is attached hereto as Exhibit 16.1.

Item 9.01.        Financial Statements and Exhibits.

Exhibit No.       Description
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16.1              Letter from Morgan & Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MMC Energy, Inc.

                                         By: /s/ Denis Gagnon
                                             -----------------------------
                                         Name: Denis Gagnon
                                         Title: Chief Financial Officer

                                         Date:  May 19, 2006

                                  EXHIBIT INDEX

Exhibit No.       Description
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16.1              Letter from Morgan & Company.